UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2024

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 East Colorado Boulevard, Suite 180

Pasadena, California 91101

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LIXT	The Nasdaq Stock Market LLC
Warrant to Purchase Common Stock	LIXTW	The Nasdaq Stock Market LLC

Item 8.01	Other Events.

On February 27, 2024, Lixte Biotechnology Holdings, Inc. (the “Company”) issued a press release announcing that René Bernards, PhD, will present new pre-clinical data on the Company’s lead compound, LB-100, at the Joint Conference of European and American Associations for Cancer Research being held in Dublin, Ireland on February 27 – 29, 2024. Dr. Bernards is professor of molecular carcinogenesis at Utrecht University in Amsterdam and head of molecular carcinogenesis at the Netherlands Cancer Institute, and is also a member of the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The Company is filing as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2024	LIXTE BIOTECHNOLOGY HOLDINGS, INC.

	By:	/s/ BASTIAAN VAN DER BAAN
Bastiaan van der Baan
President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release announcing the presentation of Dr. René Bernards at the Joint Conference of European and American Associations for Cancer Research

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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